                                 EXHIBIT 10.5a

                Debt Covenant Modification, dated May 14, 1996,
                      between Registrant's subsidiary and
                    Manufacturers and Traders Trust Company

                              AMENDMENT AGREEMENT

         This Amendment Agreement is made this 14th day of May 1996 between Manufacturers and Traders Trust Company, a New York banking organization having its chief executive office at One M&T Plaza, Buffalo, New York 14240, (the "Bank") and Comptek Federal Systems, Inc., a New York business corporation having its chief executive office at 2732 Transit Road, Buffalo, New York 14224, (the "Borrower").

         WHEREAS, the Bank and the Borrower previously entered into a Corporate Revolving and Term Loan Agreement dated March 7, 1996 (the "Loan Agreement"); and

         WHEREAS, the Bank and the Borrower now desire to amend certain provisions of the Loan Agreement;

         NOW, THEREFORE, effective as of the date of this Amendment Agreement, the Bank and the Borrower agree as follows:

         1. Section 7d of the Loan Agreement is amended to read as follows:

         d. LEVERAGE RATIO. Assure that (i) at the end of the fiscal quarter of Comptek Research ending on March 31, 1996 and the end of the fiscal quarter of Comptek Research ending on June 30, 1996 all consolidated indebtedness of all Related Entities other than any indebtedness of any Related Entity that is fully subordinated pursuant to a subordination agreement in form and substance satisfactory to the Bank to all indebtedness and other obligations of the Borrower to the Bank, whether now existing or hereafter arising or accruing, does not exceed 490% of Related Entity Equity and (ii) at the end of the fiscal quarter of Comptek Research ending on September 30, 1996 and the end of each subsequent fiscal quarter of Comptek Research all such consolidated indebtedness does not exceed 480% of Related Entity Equity;

         2. Section 7e of the Loan Agreement is amended to read as follows:

         e. RELATED ENTITY EQUITY. Assure that (i) at all times during the period beginning on the date of this Agreement and ending on June 30, 1996 Related Entity Equity is at least $3,640,000 and (ii) at all times after June 30, 1996 Related Entity Equity is at least $3,900,000;

         3. The Loan Agreement is changed by this Amendment Agreement only to the extent that it is specifically amended by this Amendment Agreement, and, as so amended, the Loan Agreement shall remain in full force and effect. Effective as of the date of this Amendment Agreement, references in the Loan Agreement to "this Agreement" shall be deemed to be references to the Loan Agreement as amended by this Amendment Agreement.

         4. The effectiveness of this Amendment Agreement shall be contingent upon the receipt by the Bank, upon the execution and delivery to the Bank of this Amendment Agreement by the Borrower, in form and substance satisfactory to the Bank, of evidence of the taking and the continuation in full force and effect on the date of this Amendment Agreement of each corporate or other action of the Borrower and each action by any individual, court, agency or other governmental body or other entity necessary to authorize the execution, delivery to the Bank and performance of this Amendment Agreement and each instrument, agreement and other writing contemplated to be executed and delivered to the Bank in connection with this Amendment Agreement.

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Amendment Agreement to be duly executed on the date shown at the beginning of this Amendment Agreement.

                                  MANUFACTURERS AND TRADERS TRUST COMPANY

                                  By       /s/ Paul T. Pitman
                                           ---------------------------------
                                           Paul T. Pitman, Vice President


                                  COMPTEK FEDERAL SYSTEMS, INC.

                                  By:      /s/ John J. Sciuto
                                           ---------------------------------
                                           John J. Sciuto, President and CEO

                                ACKNOWLEDGMENTS

STATE OF NEW YORK   )
                    : SS.
COUNTY OF ERIE      )

         On the 8th day of May in the year 1996, before me personally came Paul
T. Pitman, to me known, who, being by me duly sworn, did depose and say that he resides at 205 Westfield Road, Amherst, New York 14226; that he is a Vice President of Manufacturers and Traders Trust Company, the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                  /s/ Jill T. Adcock
                                  -----------------------------------
                                  Notary Public

                                  Jill T. Adcock
                                  Notary Public, State of New York
                                  Qualified in Niagara County
                                  My Commission Expires July 27, 1996

STATE OF NEW YORK )
                  : SS.
COUNTY OF ERIE    )


         On the 14 day of May in the year 1996, before me personally came John
J. Sciuto, to me known, who, being by me duly sworn, did depose and say that he resides at 6392 Black Walnut Court, East Amherst, New York 14051; that he is the President and CEO of Comptek Federal Systems, Inc., the corporation described in and which executed the above instrument;

and that he signed his name thereto by order of the board of directors of said corporation.

                                  /s/ Christopher A. Head
                                  -------------------------
                                          Notary Public

                                  CHRISTOPHER A. HEAD
                                  Notary Public, State of New York
                                  Qualified In Erie County
                                  My Commission Expires April 30, 1998